Stock-Based Compensation	12 Months Ended
Sep. 30, 2024
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 15 – STOCK-BASED COMPENSATION

Old Nukk Equity Incentive Plan

For periods prior to the reverse recapitalization (see Note 4), the Old Nukk Equity Incentive Plan (the “Old Nukk Plan”) permitted the granting of various awards including stock options (including both nonqualified options and incentive options), stock appreciate rights (“SARs”), stock awards, phantom stock units, performance awards and other share-based awards to employees, outside directors and consultants, and advisors to the Company. Only stock options have been awarded to consultants and advisors under the Old Nukk Plan.

Assumed Options converted into an option to purchase a number of shares of the Company’s common stock equal to the product of the number of shares of Old Nukk common stock and the Exchange Ratio at an exercise price per share equal to the exercise price of the Assumed Options divided by the Exchange Ratio. Each Assumed Option is governed by the same terms and conditions applicable to the Assumed Options prior to the Business Combination. No further grants can be made under the Old Nukk Plan.

Stock options generally vest over one to three years, with a maximum term of ten years from the date of grant. These awards become available to the recipient upon the satisfaction a vesting condition based on a period of service. Activity in the Old Nukk Plan for the years ended September 30, 2024 and 2023 is summarized as follows:

	Number of Options	Weighted Average Exercise Price
Outstanding at September 30, 2022	20,896	$187.87
Expired	(5,358)	(186.67)
Outstanding at September 30, 2023 and 2024	15,538	188.28
Options exercisable at September 30, 2024	15,180	$189.75
Options expected to vest	358	$126.00

The aggregate intrinsic value of both stock options outstanding and stock options exercisable at September 30, 2024 was $0. The exercise price of all outstanding options was greater than the market price on September 30, 2024, and therefore excluded from the intrinsic value computation.

Share-based compensation expense under the Old Nukk Plan for the years ended September 30, 2024 and 2023 was $229,605 and $370,878, respectively, which was recorded as professional fees on the accompanying consolidated statements of operations and comprehensive loss. Unrecognized share-based compensation expense totaled $5,603 and is expected to be recognized over a weighted average remaining term of 0.25 years.

2023 Equity Incentive Plan

On December 22, 2023, the Company’s shareholders approved a new long-term incentive award plan (the “2023 Plan”) in connection with the Business Combination. The 2023 Plan is administered by the Board. The selection of participants, allotment of shares, determination of price and other conditions are approved by the Board at its sole discretion to attract and retain personnel instrumental to the success of the Company. Under the 2023 Pan, the Company may grant an aggregate of 125,000 shares of common stock in the form of stock options (incentive or nonqualified), SARs, stock awards, restricted stock, stock units, and other stock or cash based awards. No grants have been authorized to date by the Company’s Board under the 2023 Plan.